UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:    12/31/13

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard World
Dividend & Income
Fund, Inc.

Annual Report

D E C E M B E R  3 1 ,  2 0 1 3

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2013. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the fourth quarter 2013, the Fund’s net asset value (“NAV”) performance exceeded its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), but has underperformed for the year as a whole. We are pleased with LOR’s favorable NAV performance over the three- and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2013)

For the fourth quarter of 2013, the Fund’s NAV returned 7.9%, outperforming the Index return of 7.3%. For the calendar year, the Fund’s NAV return of 17.3% underperformed the Index gain of 22.8%. However, the Fund’s NAV performance outperformed the Index for the three-year period (11.5% versus the benchmark’s 9.7% return), on an annualized basis, as well as for the five-year period and since inception, as shown on page 6. Shares of LOR ended 2013 with a market price of $14.49, representing a 8.9% discount to the Fund’s NAV of $15.91.

The Fund’s net assets were $109.5 million as of December 31, 2013, with total leveraged assets of $152.4 million, representing a 28.2% leverage rate. This leverage rate is higher than that at the end of the third quarter of 2013 (25.2%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection in the consumer discretionary and utilities sectors, and within Hong Kong, the United Kingdom, and France helped performance during the fourth quarter and for the year as a whole. However, stock selection within the industrials and telecom services sectors and a higher-than-index exposure to Brazil detracted from performance for both periods.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was relatively weak in the fourth quarter, and detracted from performance for the year. However, it has contributed positively to performance since inception.

As of December 31, 2013, 71.6% of the Fund’s total leveraged assets consisted of world equities, 24.5% consisted of emerging market currency and debt instruments, and 3.9% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. Throughout 2013, the monthly distribution was $0.07822 per share. Total distributions in 2013 represented a distribution yield of 6.5% based on the Fund’s $14.49 market price as of the close of trading on the NYSE on December 31, 2013. The 2014 monthly distribution rate per share will be $0.08618, a 10.2% increase from the 2013 monthly distribution, representing a distribution yield of 7.1% based on the Fund’s market price of $14.49 as of close of trading on the NYSE on December 31, 2013. None of the $0.93864 distributed per share in the 2013 calendar year represented a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio

(71.6% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both devel-

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

oped and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Insurance Group, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Wynn Macau, a Chinese operator of casinos.

As of December 31, 2013, 37.0% of these stocks were based in continental Europe (not including the United Kingdom), 27.4% of these stocks were based in North America, 16.5% were from Asia (not including Japan), 9.2% were from the United Kingdom, 4.0% were based in Africa and the Middle East, 4.3% were based in Latin America, and 1.6% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2013, were financials (32.4%), which includes banks, insurance companies, and financial services companies; and energy (14.6%). Other sectors in the portfolio include consumer discretionary, consumer staples, health care, industrials, information technology, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 4.3% as of December 31, 2013.

World Equity Markets Review

Global markets rose in the fourth quarter as investors weighed the prospects of improving economic conditions against the likelihood that the US Federal Reserve (the Fed) would begin tapering its bond-buying program in the coming months. Ultimately, investors cheered the Fed’s December announcement that it would reduce its monthly bond purchases by $10 billion, as the decision underscored Fed officials’ belief that the country’s economic recovery was sustainable. US economic data was also largely positive during the quarter, as the unemployment rate fell, strength in housing continued, and third-quarter GDP growth was revised upward to 4.1%. European markets rose on strong manufacturing data and an agreement by euro zone finance ministers on a common “backstop” for failing banks, seen by many as a key step in the establishment of a banking union for the currency bloc. Japanese markets were largely flat after third-quarter GDP growth marked a sharp decline from the prior period, raising concerns about the effectiveness of the government’s efforts to spur economic growth. Investors in China were encouraged that the government announced plans for economic and social reforms.

What Helped and What Hurt LOR

Positions in casino operators Wynn Macau, Sands China, and Wynn Resorts contributed to performance as the Macau casinos reported results broadly higher than expectations, driven by strong VIP and mass market revenues. We continue to see growth in this industry, and believe it should translate into strong free-cash-flow generation with the potential for growing dividends and special dividends in the future. Additionally, Pattern Energy Group also helped returns. Shares of the wind energy provider rose as the company announced the acquisition of two wind projects in December, which are expected to go into operation in late 2014 and increase cash-flow generation.

In contrast, a position in Banco do Brasil detracted from returns. Shares of the company fell after Banco do Brasil reported quarterly results. While earnings exceeded expectations, some investors were concerned by management’s comments indicating that future net interest income growth would be lower than expected, which management attributed to tightening credit spreads and higher growth in low-risk segments. While Banco do Brasil has not been immune from the economic slowdown in Brazil, loan growth and profitability remain robust. A position in Mobile TeleSystems also hurt performance. Shares of the telecom company fell after the company reported quarterly results. While earnings were broadly in-line with expectations, some investors were concerned by disappointing performance in Ukraine, which was driven by macroeconomic pressures. A position in Brazilian apparel retailer Cia Hering also hurt returns. Shares of the company fell as investors were disappointed by quarterly earnings announced in late October. The results included weaker-than-expected same-store sales, which management attributed to soft consumer demand. We believe that the company’s strong brand and prudent growth plans should allow it to navigate ongoing macroeconomic headwinds, and note that cash generation and ROE remain very strong.

Emerging Market Currency and Debt Portfolio

(24.5% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2013, this port-

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

folio consisted of forward currency contracts (83.9%) and sovereign debt obligations (16.1%). The average duration of the emerging market currency and debt portfolio decreased from approximately 9 months to approximately 8 months during the fourth quarter, while the average yield declined from 6.1%2 at the end of September 2013 to 5.8% on December 31, 2013.

Emerging Market Currency and Debt Market Review

Emerging-market local currency and debt markets were mixed during the fourth quarter, with total emerging money-market returns between 4% and -4.5% in US dollar terms. The continuation of better-than-expected data in developed markets leading to the announcement that the Fed would begin to taper, while improving emerging-market data points have not yet triggered a rebound in asset class returns or portfolio flow.

While the US dollar gained sharply versus most emerging market currencies in 2013 (due to soft economic data in the regions, capital outflows, incremental monetary easing, and asset markets’ heightened sensitivity to Chinese hard landing fears and Fed taper), the focus of US dollar strength is likely to be felt versus other developing markets in the coming year(s) as the Fed exits quantitative easing well ahead of other developed nations. Emerging local currency exposure should benefit from widening short term yield differentials, much-improved valuation, broadening global demand expansion, and central bank rate normalization as incremental monetary easing in the emerging markets is now the exception, rather than the norm.

Most emerging economies are likely to experience improving external balances (i.e., growing surpluses, shrinking deficits) as economic rebalancing unfolds from domestic-led growth to externally-supported GDP contribution. Global policy actions and multi-lateral support provide an important backstop to prevent a recurrence of disorderly market moves while idiosyncratic, fundamentally based differentiation will explain results in the emerging markets, with rising return dispersion. In this environment, active management can capitalize on a highly diverse opportunity set.

What Helped and What Hurt LOR

Asian exposure (partially funded in yen) helped quarterly performance. Within Asia, South Korea due to its record current account surplus and improved growth momentum, India on a smaller-than-expected current account deficit and rupee-supportive measures by the central bank, and Singapore were the top performers. Frontier markets including Nigeria, Uruguay, and Serbia benefited from high yields and currency resilience. Poland strengthened due to its balanced growth trajectory, prudent monetary policy, and current account fully financed by foreign direct investment and European Union transfers.

Positions that detracted from performance during the quarter included Brazil, Turkey, Russia, and South Africa. In Brazil, the local currency retraced September’s sharp gains and bond prices fell on disappointing growth, inflation, and fiscal news flow. Turkey detracted due to sharp lira weakness in December on fears of economic and political instability. In Russia, the ruble weakened due to seasonally high external debt repayments and disappointing domestic data, while local bond prices fell as rates squeezed higher, exacerbated by temporarily tight liquidity (due to banking sector consolidation). South Africa detracted on currency and local debt weakness due to concerns over financing its current account as the Fed begins to taper.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

Value at 12/31/13
LOR at Market Price	$17,983
LOR at Net Asset Value	19,385
MSCI ACWI Index	17,428

Average Annual Total Returns*
Periods Ended December 31, 2013

	One	Five	Since
	Year	Years	Inception**
Market Price	23.59%	19.21%	7.14%
Net Asset Value	17.33%	17.86%	8.09%
MSCI ACWI Index	22.80%	14.92%	6.74%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
December 31, 2013

Security	Value	Percentage of Net Assets
Atlantia SpA	$3,570,975	3.3%
CenturyLink, Inc.	3,461,936	3.2
Vodafone Group PLC	3,328,537	3.0
Eni SpA	3,124,752	2.9
Wynn Macau, Ltd.	2,907,043	2.7
Red Electrica Corporacion SA	2,798,496	2.6
Total SA	2,684,164	2.5
Mobile TeleSystems OJSC Sponsored ADR	2,610,308	2.4
Intel Corp.	2,526,687	2.3
Direct Line Insurance Group PLC	2,282,485	2.1

Portfolio Holdings Presented by Sector
December 31, 2013

Sector	Percentage of Total Investments
Consumer Discretionary	12.9%
Consumer Staples	0.7
Energy	13.1
Financials	29.0
Health Care	2.2
Industrials	9.3
Information Technology	7.6
Materials	1.3
Telecommunications Services	9.9
Utilities	3.5
Emerging Markets Debt Obligations	6.2
Short-Term Investment	4.3
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

December 31, 2013

Description	Shares	Value
Common Stocks—97.8%

Australia—1.6%
DUET Group	456,124	$814,546
Transurban Group	153,743	938,976
		1,753,522
Austria—0.8%
UNIQA Insurance Group AG	72,500	925,471
Belgium—1.6%
bpost SA	91,680	1,792,224
Brazil—4.3%
Banco do Brasil SA	175,717	1,817,313
BB Seguridade Participacoes SA	158,400	1,644,930
Cia Hering	46,400	588,051
Direcional Engenharia SA	125,300	637,321
		4,687,615
China—4.8%
Agricultural Bank of China, Ltd., Class H	4,640,000	2,279,819
China Construction Bank Corp., Class H	2,282,180	1,721,722
China Shenhua Energy Co., Ltd., Class H	173,000	546,600
Industrial and Commercial Bank of China, Ltd., Class H	1,036,440	700,379
		5,248,520
Finland—1.2%
Sampo Oyj, A Shares	26,654	1,309,777
France—6.4%
AXA SA	73,034	2,030,556
Rexel SA	33,488	878,774
Total SA	43,816	2,684,164
Valeo SA	7,095	785,044
Veolia Environnement SA	39,668	646,942
		7,025,480
Germany—3.5%
Allianz SE	7,412	1,329,138
Bayerische Motoren Werke AG	11,382	1,334,393
RTL Group SA	8,933	1,154,317
		3,817,848
Guernsey—1.3%
Resolution, Ltd.	239,710	1,405,195
Hong Kong—1.1%
SJM Holdings, Ltd.	373,000	1,245,851
Indonesia—0.4%
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	6,428,500	470,120
Description	Shares	Value
Israel—0.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	403,416	$683,785
Italy—6.1%
Atlantia SpA	159,151	3,570,975
Eni SpA	129,868	3,124,752
		6,695,727
Japan—1.6%
Mizuho Financial Group, Inc.	797,300	1,726,184
Macau—4.7%
Sands China, Ltd.	272,000	2,230,917
Wynn Macau, Ltd.	640,400	2,907,043
		5,137,960
Mexico—0.8%
Fibra Uno Administracion SA de CV REIT	265,700	856,939
Norway—1.8%
Orkla ASA	83,828	654,005
Seadrill, Ltd.	31,873	1,309,343
		1,963,348
Russia—4.5%
Globaltrans Investment PLC Sponsored GDR	95,851	1,524,031
Mobile TeleSystems OJSC Sponsored ADR	120,680	2,610,308
Sberbank of Russia GDR (a), (b)	59,568	749,366
		4,883,705
South Africa—3.4%
AVI, Ltd.	69,309	379,118
Life Healthcare Group Holdings Pte, Ltd.	333,986	1,332,760
MTN Group, Ltd.	33,660	696,367
Vodacom Group, Ltd.	99,914	1,266,784
		3,675,029
Spain—2.6%
Red Electrica Corporacion SA	41,943	2,798,496
Sweden—1.6%
Electrolux AB, Series B	29,875	782,658
Swedbank AB, A Shares	34,245	963,695
		1,746,353
Switzerland—5.1%
Cembra Money Bank AG	13,061	857,263
Swiss Re AG	22,524	2,071,739
Transocean, Ltd.	37,276	1,842,180
Zurich Insurance Group AG	2,691	779,803
		5,550,985

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2013

Description	Shares	Value
Taiwan—2.3%
Radiant Opto-Electronics Corp.	331,660	$1,212,976
Siliconware Precision Industries Co.	1,108,000	1,323,496
		2,536,472
Thailand—1.4%
Dynasty Ceramic Public Co. Ltd. (b)	579,700	860,024
Krung Thai Bank Public Co. Ltd. (b)	1,408,400	707,200
		1,567,224
Turkey—1.7%
Tofas Turk Otomobil Fabrikasi AS	164,674	1,026,818
Tupras-Turkiye Petrol Rafinerileri AS	41,169	821,847
		1,848,665
United Kingdom—7.9%
Direct Line Insurance Group PLC	552,225	2,282,485
Infinis Energy PLC	163,300	631,423
Rexam PLC	84,204	739,716
Royal Dutch Shell PLC, A Shares	46,704	1,664,413
Vodafone Group PLC	848,121	3,328,537
		8,646,574
United States—24.7%
Apple, Inc.	3,129	1,755,713
Aviv REIT, Inc.	23,432	555,338
Blackstone Mortgage Trust, Inc., Class A	63,800	1,730,894
CenturyLink, Inc.	108,695	3,461,936
Cisco Systems, Inc.	50,500	1,133,725
ConocoPhillips	16,560	1,169,964
Harsco Corp.	20,730	581,062
Hasbro, Inc.	22,079	1,214,566
Intel Corp.	97,330	2,526,687
Lexington Realty Trust REIT	49,365	504,017
Microsoft Corp.	28,400	1,063,012
National CineMedia, Inc.	36,600	730,536
NRG Yield, Inc., Class A	18,445	737,984
Pattern Energy Group, Inc.	45,900	1,391,229
People’s United Financial, Inc.	109,272	1,652,193
Pfizer, Inc.	43,471	1,331,517
Qualcomm, Inc.	7,800	579,150
Republic Services, Inc.	21,500	713,800
STAG Industrial, Inc. REIT	45,600	929,784
Sysco Corp.	24,620	888,782
The Blackstone Group LP	24,469	770,773
The Hartford Financial Services Group, Inc.	15,515	562,108
Wynn Resorts, Ltd.	5,400	1,048,734
		27,033,504
Total Common Stocks (Identified cost $93,954,332)		107,032,573
Description	Shares	Value
Preferred Stocks—1.8%

United States—1.8%
Capital One Financial Corp., Series B	54,666	$1,188,439
City National Corp., Series C	389	7,632
JPMorgan Chase & Co., Series P	23,893	484,550
Regions Financial Corp., Series A	13,399	296,788
Total Preferred Stocks (Identified cost $2,151,445)		1,977,409

Description	Principal Amount (000) (c)	Value
Foreign Government Obligations—6.9%

Brazil—2.2%
Brazil NTN-B:
6.00%, 05/15/15	915	$933,983
6.00%, 08/15/16	273	276,230
6.00%, 08/15/18	460	458,677
Brazil NTN-F, 10.00%, 01/01/23	2,044	731,739
		2,400,629
Colombia—0.1%
Republic of Colombia, 2.00%, 10/22/15	188,000	109,780
Mexico—1.2%
Mexican Bonos:
7.00%, 06/19/14	7,070	549,992
9.50%, 12/18/14	9,000	726,486
		1,276,478
Romania—0.3%
Romania Government Bond, 5.90%, 07/26/17	1,100	354,594
Russia—2.1%
Russia Government Bonds - OFZ:
6.90%, 08/03/16	7,438	228,176
7.50%, 02/27/19	6,590	204,266
7.60%, 04/14/21	15,289	470,881
7.60%, 07/20/22	8,548	260,929
7.00%, 01/25/23	11,700	343,092
8.15%, 02/03/27	10,700	335,890
7.05%, 01/19/28	17,170	485,749
		2,328,983

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2013

Description	Principal Amount (000) (c)	Value
South Africa—0.3%
Republic of South Africa, 8.25%, 09/15/17	3,200	$318,087
Turkey—0.7%
Turkey Government Bond, 4.00%, 04/29/15	1,560	729,449
Uruguay—0.0%
Uruguay Monetary Regulation Bill, 0.00%, 01/31/14	900	41,556
Total Foreign Government Obligations (Identified cost $8,246,571)		7,559,556

Description	Shares	Value
Short-Term Investment—4.8%
State Street Institutional Treasury Money Market Fund (Identified cost $5,214,163)	5,214,163	$5,214,163
Total Investments—111.3%
(Identified cost $109,566,511) (d), (e)		$121,783,701
Liabilities in Excess of Cash and Other Assets—(11.3)%		(12,331,959)
Net Assets—100.0%		$109,451,742

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2013

Forward Currency Purchase Contracts open at December 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AMD	JPM	10/28/14	111,741,000	$255,000	$259,560	$4,560	$—
BRL	UBS	01/03/14	952,323	399,464	403,655	4,191	—
BRL	UBS	01/03/14	1,351,350	572,000	572,788	788	—
CLP	BNP	01/16/14	289,926,200	542,527	550,943	8,416	—
CLP	HSB	02/06/14	317,714,300	590,492	602,297	11,805	—
CNY	BRC	03/18/14	3,160,421	517,000	520,304	3,304	—
CNY	HSB	04/22/14	6,467,924	1,054,000	1,063,909	9,909	—
COP	CIT	02/03/14	1,433,195,000	740,000	742,106	2,106	—
COP	CIT	02/24/14	799,090,000	410,000	413,006	3,006	—
COP	HSB	01/10/14	766,786,800	398,000	397,241	—	759
COP	UBS	01/16/14	1,978,942,750	1,019,285	1,025,079	5,794	—
EUR	BNP	01/27/14	158,686	214,847	218,301	3,454	—
EUR	BRC	03/24/14	542,273	734,367	745,988	11,621	—
EUR	JPM	02/05/14	443,515	603,000	610,135	7,135	—
GHS	CIT	01/21/14	942,000	403,772	394,831	—	8,941
GHS	CIT	02/18/14	1,057,000	442,352	436,753	—	5,599
GHS	CIT	02/25/14	381,000	161,236	156,847	—	4,389
HUF	BNP	01/17/14	89,210,950	404,768	412,530	7,762	—
HUF	CIT	01/15/14	44,496,585	201,223	205,785	4,562	—
HUF	JPM	01/15/14	168,200,980	768,589	777,887	9,298	—
HUF	JPM	02/10/14	138,545,000	625,287	639,789	14,502	—
HUF	JPM	03/10/14	138,545,000	624,442	638,808	14,366	—
IDR	SCB	01/13/14	6,745,050,000	556,155	553,319	—	2,836
IDR	SCB	01/17/14	5,504,440,000	452,668	451,249	—	1,419
INR	HSB	01/10/14	26,840,855	421,000	433,193	12,193	—
INR	JPM	02/10/14	54,104,300	961,000	866,709	—	94,291
INR	SCB	01/10/14	17,940,150	291,000	289,541	—	1,459
KRW	BRC	01/09/14	712,679,000	669,245	675,016	5,771	—
KRW	UBS	01/23/14	964,264,950	913,000	912,409	—	591
KZT	CIT	01/06/14	25,947,600	168,000	168,109	109	—
KZT	CIT	01/06/14	43,187,880	280,114	279,805	—	309
KZT	CIT	02/26/14	74,951,000	482,000	482,102	102	—
KZT	CIT	03/17/14	63,292,260	404,941	405,485	544	—
KZT	HSB	02/26/14	102,521,000	653,000	659,438	6,438	—
KZT	HSB	06/16/14	51,424,800	324,140	323,875	—	265
KZT	HSB	06/16/14	79,207,200	498,849	498,849	—	—
KZT	UBS	02/28/14	52,830,750	340,844	339,725	—	1,119
MXN	CIT	01/21/14	11,022,152	851,000	842,961	—	8,039
MXN	JPM	01/30/14	6,309,417	485,558	482,186	—	3,372
MXN	UBS	01/30/14	6,254,630	482,290	477,999	—	4,291
MYR	JPM	01/21/14	2,883,569	890,017	879,331	—	10,686
MYR	JPM	02/18/14	2,883,569	888,838	877,849	—	10,989
NGN	BRC	03/20/14	9,462,700	58,000	57,721	—	279
NGN	BRC	06/18/14	20,851,000	116,000	123,489	7,489	—
NGN	JPM	06/17/14	23,400,000	130,000	138,630	8,630	—
NGN	SCB	01/21/14	182,370,600	1,137,683	1,132,049	—	5,634
NGN	SCB	03/20/14	85,737,200	493,452	522,987	29,535	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2013

Forward Currency Purchase Contracts open at December 31, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
PEN	BNP	02/21/14	1,175,616	$416,000	$417,019	$1,019	$—
PEN	BNP	03/18/14	1,199,016	427,000	423,974	—	3,026
PEN	CIT	01/15/14	1,609,364	571,000	574,259	3,259	—
PEN	JPM	01/31/14	833,585	299,851	296,624	—	3,227
PEN	UBS	01/21/14	617,826	222,000	220,227	—	1,773
PEN	UBS	01/23/14	1,056,699	378,000	376,535	—	1,465
PHP	HSB	02/12/14	48,774,700	1,105,000	1,099,617	—	5,383
PHP	SCB	01/13/14	21,689,080	497,000	488,761	—	8,239
PLN	BNP	02/18/14	1,975,485	647,000	652,024	5,024	—
PLN	BRC	01/15/14	2,612,172	831,650	864,001	32,351	—
PLN	JPM	01/07/14	1,600,369	518,619	529,605	10,986	—
PLN	JPM	01/27/14	1,824,666	603,794	603,069	—	725
RON	JPM	01/06/14	3,583,355	1,089,000	1,102,198	13,198	—
RON	JPM	01/13/14	435,785	134,187	134,010	—	177
RSD	CIT	02/06/14	114,529,880	1,354,341	1,361,887	7,546	—
RUB	BRC	01/21/14	7,996,230	246,000	242,489	—	3,511
RUB	BRC	01/24/14	19,542,315	593,000	592,324	—	676
RUB	HSB	01/21/14	3,942,985	117,982	119,573	1,591	—
RUB	UBS	01/21/14	10,237,443	306,180	310,454	4,274	—
SGD	HSB	01/17/14	1,095,931	872,904	868,439	—	4,465
THB	BNP	01/17/14	11,418,965	354,516	347,269	—	7,247
THB	SCB	01/10/14	26,033,520	804,000	791,989	—	12,011
TRY	CIT	02/12/14	1,950,522	951,138	900,008	—	51,130
TRY	JPM	04/21/14	442,550	213,000	201,124	—	11,876
TWD	HSB	01/16/14	15,683,525	533,000	526,405	—	6,595
UGX	BRC	01/13/14	1,058,184,000	414,000	418,262	4,262	—
UGX	CIT	01/27/14	664,076,000	259,000	261,479	2,479	—
UYU	CIT	01/02/14	4,515,000	206,825	209,286	2,461	—
UYU	CIT	01/21/14	4,809,240	219,000	221,624	2,624	—
UYU	HSB	02/07/14	12,225,000	553,293	560,574	7,281	—
UYU	JPM	01/02/14	4,515,000	211,090	209,286	—	1,804
UYU	JPM	01/13/14	8,648,000	403,641	399,508	—	4,133
UYU	JPM	02/03/14	4,667,000	214,452	214,240	—	212
ZAR	CIT	01/13/14	3,710,736	365,000	353,235	—	11,765
ZAR	JPM	01/13/14	3,523,420	340,000	335,404	—	4,596
ZAR	JPM	01/13/14	5,665,443	547,000	539,309	—	7,691
ZAR	JPM	01/13/14	5,804,097	559,000	552,508	—	6,492
ZMW	BRC	01/06/14	1,563,544	283,251	281,758	—	1,493
ZMW	BRC	02/26/14	2,998,339	534,749	532,696	—	2,053
ZMW	CIT	01/31/14	948,260	167,685	169,799	2,114	—
ZMW	JPM	04/08/14	400,000	67,522	70,181	2,659	—
ZMW	SCB	01/31/14	789,746	141,279	141,415	136	—
ZMW	SCB	01/31/14	2,480,000	445,243	444,078	—	1,165
Total Forward Currency Purchase Contracts				$44,648,637	$44,621,094	$300,654	$328,197

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2013

Forward Currency Sale Contracts open at December 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	BRC	01/03/14	1,065,461	$482,327	$451,610	$30,717	$—
BRL	UBS	01/03/14	1,238,212	533,000	524,833	8,167	—
BRL	UBS	02/04/14	952,323	396,306	400,412	—	4,106
EUR	BNP	01/17/14	295,000	404,768	405,828	—	1,060
EUR	BNP	01/27/14	191,000	263,084	262,756	328	—
EUR	BNP	01/27/14	1,678,000	2,309,616	2,308,398	1,218	—
EUR	BRC	03/24/14	216,915	297,000	298,403	—	1,403
EUR	CIT	02/06/14	984,357	1,354,341	1,354,157	184	—
EUR	CIT	03/24/14	149,000	203,611	204,974	—	1,363
EUR	HSB	03/20/14	814,549	1,120,819	1,120,550	269	—
EUR	JPM	01/15/14	563,714	768,589	775,497	—	6,908
EUR	JPM	01/27/14	434,000	603,794	597,047	6,747	—
EUR	JPM	02/05/14	375,000	505,641	515,880	—	10,239
EUR	JPM	02/05/14	1,318,155	1,777,367	1,813,357	—	35,990
EUR	UBS	02/28/14	554,887	751,373	763,342	—	11,969
JPY	CIT	03/17/14	74,933,923	728,224	711,804	16,420	—
JPY	HSB	02/25/14	95,069,092	951,000	902,971	48,029	—
JPY	SCB	01/28/14	14,787,150	150,000	140,429	9,571	—
JPY	SCB	01/28/14	88,021,442	904,088	835,915	68,173	—
KZT	CIT	01/06/14	69,135,480	447,914	447,914	—	—
NGN	BRC	06/18/14	20,851,000	124,521	123,489	1,032	—
TRY	BRC	02/12/14	78,512	39,274	36,227	3,047	—
TRY	BRC	02/12/14	1,031,576	492,000	475,989	16,011	—
TRY	JPM	04/21/14	694,639	333,528	315,689	17,839	—
UYU	CIT	01/02/14	4,515,000	211,090	209,286	1,804	—
UYU	JPM	01/02/14	4,515,000	209,318	209,286	32	—
Total Forward Currency Sale Contracts				$16,362,593	$16,206,043	229,588	73,038
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$530,242	$401,235

Currency Abbreviations:				Counterparty Abbreviations:
AMD	— Armenian Dram	NGN	— Nigerian Naira	BNP	— BNP Paribas SA
BRL	— Brazilian Real	PEN	— Peruvian New Sol	BRC	— Barclays Bank PLC
CLP	— Chilean Peso	PHP	— Philippine Peso	CIT	— Citibank NA
CNY	— Chinese Renminbi	PLN	— Polish Zloty	HSB	— HSBC Bank USA
COP	— Colombian Peso	RON	— New Romanian Leu	JPM	— JPMorgan Chase Bank
EUR	— Euro	RSD	— Serbian Dinar	SCB	— Standard Chartered Bank
GHS	— Ghanaian Cedi	RUB	— Russian Ruble	UBS	— UBS AG
HUF	— Hungarian Forint	SGD	— Singapore Dollar
IDR	— Indonesian Rupiah	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
JPY	— Japanese Yen	TWD	— New Taiwan Dollar
KRW	— South Korean Won	UGX	— Ugandan Shilling
KZT	— Kazakhstan Tenge	UYU	— Uruguayan Peso
MXN	— Mexican New Peso	ZAR	— South African Rand
MYR	— Malaysian Ringgit	ZMW	— Zambian Kwacha

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

December 31, 2013

(a)	Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At December 31, 2013, this security amounted to 0.7% of net assets of the Fund, and is considered to be liquid.

(b)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 10.

(c)	Principal amount denominated in respective country’s currency.

(d)	For federal income tax purposes, the aggregate cost was $110,213,617, aggregate gross unrealized appreciation was $15,721,081, aggregate gross unrealized depreciation was $4,150,997, and the net unrealized appreciation was $11,570,084.

(e)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	— Real Estate Investment Trust

Portfolio holdings by industry (as a percentage of net assets):
Apparel & Textiles	0.5%
Automotive	2.9
Banking	8.9
Commercial Services	2.1
Computer Software	1.0
Consumer Products	1.8
Electric	4.5
Energy	1.3
Energy Integrated	9.1
Energy Services	2.9
Financial Services	6.1
Food & Beverages	0.8
Forest & Paper Products	0.7
Health Services	1.2
Housing	1.4
Insurance	13.1
Leisure & Entertainment	7.9
Manufacturing	1.5
Pharmaceutical & Biotechnology	1.2
Real Estate	4.2
Semiconductors & Components	4.6
Technology Hardware	3.2
Telecommunications	11.0
Transportation	7.1
Water	0.6
Subtotal	99.6
Foreign Government Obligations	6.9
Short-Term Investment	4.8
Total Investments	111.3%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2013

ASSETS
Investments in securities, at value (cost $109,566,511)	$121,783,701
Foreign currency, at value (cost $1,396,205)	1,399,926
Receivables for:
Investments sold	578,656
Dividends and interest	425,850
Gross unrealized appreciation on forward currency contracts	530,242
Total assets	124,718,375

LIABILITIES
Management fees payable	113,811
Line of credit outstanding	14,634,000
Gross unrealized depreciation on forward currency contracts	401,235
Other accrued expenses and payables	117,587
Total liabilities	15,266,633
Net assets	$109,451,742

NET ASSETS
Paid in capital (Note 2(f))	$123,315,075
Distributions in excess of net investment income (Note 2(f))	(629,414)
Accumulated net realized loss	(25,584,281)
Net unrealized appreciation on:
Investments	12,217,190
Foreign currency and forward currency contracts	133,172
Net assets	$109,451,742

Shares of common stock outstanding*	6,880,183
Net asset value per share	$15.91
Market value per share	$14.49

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $466,656)	$5,360,514
Interest (net of foreign withholding taxes of $16)	627,162
Total investment income	5,987,676

Expenses:
Management fees (Note 3)	1,280,588
Professional services	142,434
Custodian fees	118,700
Shareholders’ reports	84,088
Administration fees	63,028
Shareholders’ services	41,704
Shareholders’ meeting	21,612
Directors’ fees and expenses	11,824
Other	70,759
Total expenses before interest expense	1,834,737
Interest expense	128,226
Total expenses	1,962,963
Net investment income	4,024,713

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments	6,646,708
Foreign currency and forward currency contracts	179,250
Total net realized gain on investments, foreign currency and forward currency contracts	6,825,958
Net change in unrealized appreciation (depreciation) on:
Investments	6,081,795
Foreign currency and forward currency contracts	(391,239)
Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	5,690,556
Net realized and unrealized gain on investments, foreign currency and forward currency contracts	12,516,514
Net increase in net assets resulting from operations	$16,541,227

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$4,024,713	$3,788,406
Net realized gain on investments, foreign currency and forward currency contracts	6,825,958	4,585,064
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	5,690,556	12,183,709
Net increase in net assets resulting from operations	16,541,227	20,557,179

Distributions to Stockholders (Note 2(f)):
From net investment income	(6,458,015)	(5,478,002)
Net decrease in net assets resulting from distributions	(6,458,015)	(5,478,002)
Total increase in net assets	10,083,212	15,079,177
Net assets at beginning of year	99,368,530	84,289,353
Net assets at end of year*	$109,451,742	$99,368,530
*Includes distributions in excess of net investment income of (Note 2(f))	$(629,414)	$(1,023,434)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	6,880,183	6,880,183
Common shares outstanding at end of year	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2013

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets resulting from operations	$16,541,227
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Decrease in dividends and interest receivable	(224,495)
Accretion of bond discount and amortization of bond premium	33,432
Inflation index adjustment	(73,029)
Decrease in other accrued expenses and payables	(14,759)
Net realized gain on investments, foreign currency and forward currency contracts	(6,825,958)
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	(5,690,556)
Purchase of long-term investments	(68,946,934)
Proceeds from disposition of long-term investments	72,927,300
Purchase of short-term investments, net	(5,140,385)
Net cash provided by operating activities	2,585,843

Cash flows from financing activities:
Cash distribution paid (Note 2(f))	(6,458,015)
Gross drawdowns in line of credit balance	6,470,000
Gross paydowns in line of credit balance	(3,000,000)
Net cash used in financing activities	(2,988,015)

Effect of exchange rate changes on cash	180,323
Net decrease in cash and foreign currency	(221,849)

Cash and foreign currency:
Beginning balance	1,621,775
Ending balance	$1,399,926

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(131,800)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each year

	Year Ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of year	$14.44	$12.25	$13.90	$13.04	$9.78
Income (loss) from investment operations:
Net investment income	0.59	0.55	0.63	0.62	0.78
Net realized and unrealized gain (loss)	1.82	2.44	(1.38)	1.09	3.25
Total from investment operations	2.41	2.99	(0.75)	1.71	4.03
Less distributions from (Note 2(f)):
Net investment income	(0.94)	(0.80)	(0.90)	(0.85)	(0.55)
Return of capital	—	—	—	—	(0.22)
Total distributions	(0.94)	(0.80)	(0.90)	(0.85)	(0.77)
Net asset value, end of year	$15.91	$14.44	$12.25	$13.90	$13.04
Market value, end of year	$14.49	$12.55	$10.83	$12.82	$11.15

Total Return based upon (a):
Net Asset Value	17.33%	25.18%	–5.67%	13.85%	44.18%
Market Value	23.59%	23.99%	–9.17%	23.70%	39.81%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$109,452	$99,369	$84,289	$95,615	$89,751
Ratios to average net assets:
Net expenses	1.91%	1.93%	2.06%	2.11%	2.13%
Gross expenses	1.91%	1.93%	2.06%	2.11%	2.13%
Net investment income	3.92%	4.15%	4.67%	4.78%	7.21%
Portfolio turnover rate	61%	77%	91%	67%	93%

(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each year indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of year” and sales of common shares at the “net asset value, end of year”, for each of the years indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

December 31, 2013

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the

Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment

Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the US Internal Revenue Service and various states.

At December 31, 2013, the Fund had $25,396,329 of unused realized capital loss carryforwards, expiring in 2017.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the Fund had deferred $63,877 of net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

Paid in Capital	Distributions in excess of Net Investment Income	Accumulated Net Realized Loss
$(2,564,814)	$2,827,322	$(262,508)

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from March 2013 through December 2013, the Fund issued notices pur-

suant to Section 19(a) of the Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. For 2013, none of the $0.93864 distributed per share was a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	2013	2012
Ordinary Income	$6,458,015	$5,478,002
Long-Term Capital Gain	—	—
Return of Capital	—	—
Total	$6,458,015	$5,478,002

At December 31, 2013, the components of distributable earnings (capital loss carryforward and deferred capital losses) and unrealized appreciation on a tax basis were $(25,460,205) and $11,596,872, respectively.

(g) Expense Reductions—The Fund’s excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations reports gross custody expenses, and reports the amount of any credits separately as an expense reduction.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(i) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and there-

fore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s semi-annual report for the period ended June 30, 2013.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Fund. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2013 were $68,946,934 and $73,505,751, respectively.

For the year ended December 31, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 0.75%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the year ended December 31, 2013, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$14,322,466	$15,784,000	0.89%

*For 365 days borrowings were outstanding.

The line of credit outstanding as of December 31, 2013 approximates its fair value and is categorized at Level 2
(see Note 10).

8. Non-US Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Fund. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue to worsen.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

Significant devaluation of emerging market currencies against the US dollar may occur subsequent to investments denominated in emerging markets currencies.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2013
Assets:
Common Stocks*
Russia	$4,134,339	$749,366	$—	$4,883,705
Thailand	—	1,567,224	—	1,567,224
Other	100,581,644	—	—	100,581,644
Preferred Stocks*	1,977,409	—	—	1,977,409
Foreign Government Obligations*	—	7,559,556	—	7,559,556
Short-Term Investment	5,214,163	—	—	5,214,163
Other Financial Instruments**
Forward Currency Contracts	—	530,242	—	530,242
Total	$111,907,555	$10,406,388	$—	$122,313,943
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(401,235)	$—	$(401,235)

*	Please refer to Portfolio of Investments (page 8 through 10) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

Certain common stocks (see footnote (b) in the Notes to Portfolio of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolio of Investments) can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. As of December 31, 2013, securities valued at $45,048,847 were transferred from Level 2 to Level 1. The short-term investments were transferred from Level 2 to Level 1 based on increased reliance on the NAV of an open-end mutual fund as being representative of an active market price. There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2013. Transfers between levels are recognized at the beginning of the reporting period.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the year ended December 31, 2013, the notional amounts of purchases and sales of forward currency contracts were $469,743,660 and $467,435,940, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$530,242
Fair Value
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$401,235

The effect of derivative instruments on the Statement of

Operations for the year ended December 31, 2013 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$194,870
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(392,303)

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

On January 31, 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2013-01 limits the scope of balance sheet offsetting disclosures, which was originally described in FASB ASU 2011-11, to derivatives, repurchase or reverse repurchase agreements, and securities borrowing or securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

As of December 31, 2013, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2013

The required information for the Fund is presented in the below table, as of December 31, 2013:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$530,242	$—	$530,242

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
BNP Paribas SA	$27,223	$(11,332)	$—	$15,891
Barclays Bank PLC	115,605	(9,415)	—	106,190
Citibank NA	49,316	(49,316)	—	—
HSBC Bank USA	97,516	(17,467)	—	80,049
JPMorgan Chase Bank	109,952	(109,952)	—	—
Standard Chartered Bank	107,416	(32,762)	—	74,654
UBS AG	23,214	(23,214)	—	—
Total	$530,242	$(253,458)	$—	$276,784

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$401,235	$—	$401,235

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
BNP Paribas SA	$11,332	$(11,332)	$—	$—
Barclays Bank PLC	9,415	(9,415)	—	—
Citibank NA	91,536	(49,316)	—	42,220
HSBC Bank USA	17,467	(17,467)	—	—
JPMorgan Chase Bank	213,409	(109,952)	—	103,457
Standard Chartered Bank	32,762	(32,762)	—	—
UBS AG	25,314	(23,214)	—	2,100
Total	$401,235	$(253,458)	$—	$147,777

12. Accounting Standards Update

In June 2013, the FASB issued ASU No. 2013-08 Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after December 15, 2013. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

Lazard World Dividend & Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2014

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2016

Independent Directors(3):

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Robert M. Solmson (66)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2014

Independent Directors(3):

Kenneth S. Davidson (68)	Director (April 2005)

Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner ( 2006 - June 2012)

Nancy A. Eckl (51)	Director (February 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Class III – Directors with Term Expiring in 2015

Independent Director(3):

Richard Reiss, Jr. (69)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present) O’Charley’s, Inc., a restaurant chain, Director (1984 - 2012)

Interested Director(4):

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present) Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2014, 31 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (April 2005)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Tax and Other Information

(unaudited)

Tax Information
Year Ended December 31, 2013

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2013:

Of the dividends paid by the Fund, 66.92% of the dividends are qualified dividend income.

Of the dividends paid by the Fund, 21.57% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard World Dividend & Income
Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,000 in 2012 and $62,000 in 2013.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,875 in 2012 and $6,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $783,097 in 2012 and $927,600 in 2013.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Nancy A. Eckl, Audit Committee Chairman
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•	To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•	favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Registrant’s assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of US and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s US Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Ryan, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. He Joined Lazard in 1994 and has been working in the investment field since 1989. Mr. Ryan is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer, a Senior Vice President of Lazard and a portfolio manager/analyst on Lazard’s Global Equity Income team. He began working in the investment field when he joined Lazard in 1998.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz, a Managing Director of Lazard and a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 1998. Prior to joining Lazard in 1996, Ms. Belitz was with Bankers Trust Company. She began working in the investment industry since 1994.

Mr. Ramachandran, a Managing Director of Lazard and a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined Lazard.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s component strategies (collectively, “Similar Accounts”), the Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts, including the following:

1.	Similar Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transaction to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the corresponding Similar Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Similar Accounts.

2.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Registrant.

4.	Generally, Lazard and/or some or all of the Registrant’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Registrant or may invest more significantly in a Similar Account.

5.	The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6.	The Registrant’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a registered investment company, it may be seen as harmful to the performance of any Similar Accounts or other client accounts investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +
Ardra Belitz	2 (301.4 million)	8 (2.2 billion)	3 (321.2 million)
James M. Donald	11 (21.7 billion)	18 (7.9 billion)	165 (14.7 billion)
Andrew D. Lacey	13 (10.3 billion)	13 (1.3 billion)	179 (7.5 billion)
Ganesh Ramachandran	2 (301.4 million)	8 (2.2 billion)	3 (321.2 million)
Patrick Ryan	4 (368.2 million)	7 (724.0 million)	46 (2.6 billion)
Kyle Waldhauer	4 (368.2 million)	7 (724.0 million)	46 (2.6 billion)

*       Total assets in accounts as of December 31, 2013.

#       The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1)  Mr. Donald manages three other accounts and one registered investment company with assets under management of approximately $1.7 billion and $2.2 billion, respectively.

(2)  Mr. Lacey manages one registered investment company and one other account with assets under management of approximately $7.9 billion and $412.9 million, respectively.

(3)  Ms. Belitz and Mr. Ramachandran manage four other pooled investment vehicles with assets under management of approximately $1.9 billion.

+        Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) All Country World Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2013, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares
Ardra Belitz	None
James M. Donald	$100,001-$500,000
Andrew D. Lacey	$100,001-$500,000
Ganesh Ramachandran	$10,001-$50,000
Patrick Ryan	$100,001-$500,000
Kyle Waldhauer	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of Ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 10, 2014

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 10, 2014